IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON NOVEMBER 14, 2024.

THIS PROXY STATEMENT IS AVAILABLE AT www.proxy-direct.com/mfs-34067

MFS® VARIABLE INSURANCE TRUST

MFS® Global Equity Series MFS® Research Series

MFS® Growth Series MFS® Total Return Bond Series

MFS® Investors Trust Series MFS® Total Return Series

MFS® Mid Cap Growth Series MFS® Utilities Series

MFS® New Discovery Series MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II

MFS® Blended Research Core Equity Portfolio MFS® High Yield Portfolio

MFS® Core Equity Portfolio MFS® International Growth Portfolio

MFS® Corporate Bond Portfolio MFS® International Intrinsic Value Portfolio

MFS® Emerging Markets Equity Portfolio MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Global Governments Portfolio  MFS® Research International Portfolio

MFS® Global Growth Portfolio MFS® Income Portfolio

MFS® Global Research Portfolio MFS® Technology Portfolio

MFS® Global Tactical Allocation Portfolio MFS® U.S. Government Money Market Portfolio

MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III

MFS® Blended Research Small Cap Equity Portfolio MFS® Limited Maturity Portfolio

MFS® Conservative Allocation Portfolio MFS® Mid Cap Value Portfolio

MFS® Global Real Estate Portfolio  MFS® Moderate Allocation Portfolio

MFS® Growth Allocation Portfolio MFS® New Discovery Value Portfolio

MFS® Inflation-Adjusted Bond Portfolio

111 Huntington Avenue, Boston, Massachusetts 02199

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 14, 2024

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m., Eastern Standard Time on Thursday, November 14, 2024, for the following purposes:

ITEM 1. To elect, effective as of January 1, 2025, Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of each of the Trusts of which the Funds are series; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with each other Fund. With respect to Item 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on August 23, 2024 will be entitled to vote at that Fund’s Meeting of Shareholders.

By order of the Board of Trustees

CHRISTOPHER R. BOHANE

Assistant Secretary and Assistant Clerk

September 17, 2024

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® VARIABLE INSURANCE TRUST

MFS® Global Equity Series MFS® Research Series

MFS® Growth Series MFS® Total Return Bond Series

MFS® Investors Trust Series MFS® Total Return Series

MFS® Mid Cap Growth Series MFS® Utilities Series

MFS® New Discovery Series MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II

MFS® Blended Research Core Equity Portfolio MFS® High Yield Portfolio

MFS® Core Equity Portfolio MFS® International Growth Portfolio

MFS® Corporate Bond Portfolio MFS® International Intrinsic Value Portfolio

MFS® Emerging Markets Equity Portfolio MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Global Governments Portfolio  MFS® Research International Portfolio

MFS® Global Growth Portfolio MFS® Income Portfolio

MFS® Global Research Portfolio MFS® Technology Portfolio

MFS® Global Tactical Allocation Portfolio MFS® U.S. Government Money Market Portfolio

MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III

MFS® Blended Research Small Cap Equity Portfolio MFS® Limited Maturity Portfolio

MFS® Conservative Allocation Portfolio MFS® Mid Cap Value Portfolio

MFS® Global Real Estate Portfolio  MFS® Moderate Allocation Portfolio

MFS® Growth Allocation Portfolio MFS® New Discovery Value Portfolio

MFS® Inflation-Adjusted Bond Portfolio

PROXY STATEMENT

September 17, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Variable Insurance Trust III (each, a “Trust” and collectively, the “Trusts”) to be used at the Special Meeting of Shareholders (the “Meeting”) of each fund that is a series of one of the Trusts (each, a “Fund” and collectively, the “Funds”) to be held at 10:30 a.m., Eastern Standard Time on Thursday, November 14, 2024 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.”

Shareholders of record at the close of business on August 23, 2024 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount will be entitled to a proportionate fractional vote. On that date, shares of the Funds were owned by separate accounts established by certain insurance companies to fund benefits under variable contracts issued by those insurance companies. Each such insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts (“contract owners”) having a voting interest in the separate accounts. All shares of each Fund held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received. As a result, it is possible that a small number of contract owners may determine the outcome of the vote. Certain of the Funds were also owned by MFS® Conservative Allocation Portfolio, MFS® Moderate Allocation Portfolio and/or MFS® Growth Allocation Portfolio, which are fund-of-funds that only invest in other funds advised by Massachusetts Financial Services Company (“MFS”).

On August 23, 2024, the following number of shares were outstanding for each Fund:

Shares Outstanding
Fund Name	Initial Class	Service Class
MFS Blended Research Core Equity Portfolio	4,448,546.701	2,387,111.662
MFS Blended Research Small Cap Equity Portfolio	3,056,465.170	5,446,070.533
MFS Conservative Allocation Portfolio	184,239.574	27,499,653.444
MFS Core Equity Portfolio	6,241,043.627	3,132,080.545
MFS Corporate Bond Portfolio	3,899,451.623	11,160,322.851
MFS Emerging Markets Equity Portfolio	1,185,469.402	1,564,495.274
MFS Global Equity Series	1,837,886.238	529,857.049
MFS Global Governments Portfolio	9,958,865.586	66,978.539
MFS Global Growth Portfolio	1,567,016.138	334,437.083
MFS Global Real Estate Portfolio	8,199,789.992	3,990,014.828

Shares Outstanding
Fund Name	Initial Class	Service Class
MFS Global Research Portfolio	2,100,570.522	186,076.061
MFS Global Tactical Allocation Portfolio	2,051,603.186	24,193,544.551
MFS Government Securities Portfolio	17,039,769.538	10,249,913.913
MFS Growth Allocation Portfolio	328,160.271	29,530,319.753
MFS Growth Series	22,498,948.942	8,621,765.156
MFS High Yield Portfolio	42,969,722.985	5,383,342.478
MFS Income Portfolio	3,266,500.436	900,493.181
MFS Inflation-Adjusted Bond Portfolio	11,037,908.051	9,858,323.611
MFS International Growth Portfolio	8,193,889.918	9,102,241.951
MFS International Intrinsic Value Portfolio	9,653,104.243	37,009,116.244

Shares Outstanding
Fund Name	Initial Class	Service Class
MFS Investors Trust Series	10,350,345.349	11,141,308.775
MFS Limited Maturity Portfolio	21,806,238.454	8,181,470.405
MFS Massachusetts Investors Growth Stock Portfolio	25,100,176.966	18,800,250.140
MFS Mid Cap Growth Series	25,665,475.014	16,960,670.403
MFS Mid Cap Value Portfolio	26,961,315.292	25,128,376.144
MFS Moderate Allocation Portfolio	557,149.275	85,169,719.825
MFS New Discovery Series	22,031,486.864	38,788,900.733
MFS New Discovery Value Portfolio	4,628,784.825	2,023,605.008
MFS Research International Portfolio	19,481,654.554	7,269,205.407
MFS Research Series	13,238,111.267	9,491,333.087

Shares Outstanding
Fund Name	Initial Class	Service Class
MFS Technology Portfolio	767,796.018	3,937,017.056
MFS Total Return Bond Series	67,194,052.387	67,166,387.940
MFS Total Return Series	43,082,094.423	52,533,193.351
MFS U.S. Government Money Market Portfolio	174,450,748.820	100,665,156.830
MFS Utilities Series	15,482,882.488	18,262,094.456
MFS Value Series	62,913,939.392	57,689,497.469

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class.

The mailing address of each Trust and of each Fund is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees of the Trusts and employees of Massachusetts Financial Services Company (“MFS”), the Funds’ investment adviser and administrator, may solicit proxies in person or by telephone. The Notice of a Special Meeting of the Shareholders, this Proxy Statement and the proxy card are being made available to shareholders of record as of August 23, 2024, the record date, beginning on or about September 17, 2024. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning toll-free (800) 225-2606, or by writing to the Trust at the address appearing above or on the Funds’ website at insurancefunds.mfs.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by the Funds.

The Trusts have engaged Computershare Trust Company, N.A. (“Computershare”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. A proxy may be revoked prior to its exercise by a signed writing filed with Computershare, c/o PO Box 43131, Providence RI, 02490-3131, or by attending the Meeting and voting in person. It is anticipated that the cost of these services will be approximately $960,193 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

ITEM 1 – ELECTION OF TRUSTEES

The Board, which oversees each Trust, provides broad supervision over the affairs of each Trust and Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

As of the date hereof, the Board consists of ten Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the Funds overseen by the Board and the aggregate amount of assets under management in the Trusts, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to the Committees of the Board. Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ compliance policies and procedures. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides each Fund with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cybersecurity). In addition, each Committee of the Board provides oversight of risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including reports on each Fund’s investment portfolio, the compliance of each Fund with applicable laws, and each Fund’s financial accounting and reporting. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Senior Director of Enterprise Risk to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes in (i) and (ii) above. In addition, the Board and the relevant Committees oversee the risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each Fund’s auditor and custodian. As the Trusts’ operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited.

The Nomination and Compensation Committee of each Board makes recommendations concerning the nominees for Trustees and consists solely of Independent Trustees. Each Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the 12 nominees described in the following pages, 10 of whom currently serve on each Board, and each Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for a Trust. Under the terms of the Boards’ retirement policy, an independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Ms. Thomsen will reach 20 years of service in 2025 and is expected to retire effective December 31, 2025. The Board may appoint a Trustee to fill the vacancy left by her retirement or choose to decrease the size of the Board at that time. For each Trust, the 12 nominees for election as Trustees who receive the greatest number of shareholder votes cast at the Meeting, provided a quorum is present, will be elected as Trustees of the Trust. If elected, Ms. Smith and Mr. Williams will serve as Trustees beginning January 1, 2025.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of each Trust.

Unless otherwise noted, the following table presents certain information as of September 1, 2024 regarding the nominees, including the current Trustees of each Trust, standing for election, including their principal occupations during the past five years (their titles may have varied during that period).

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
INTERESTED TRUSTEE NOMINEE
Michael W. Roberge(3) age 57	Trustee	January 2021	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)
INDEPENDENT TRUSTEE NOMINEES
John P. Kavanaugh age 69	Trustee and Chair of Trustees	January 2009	Private investor
Steven E. Buller age 73	Trustee	February 2014	Private investor
John A. Caroselli age 70	Trustee	March 2017	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)
Maureen R. Goldfarb age 69	Trustee	January 2009	Private investor
Peter D. Jones age 68	Trustee	January 2019	Private investor
James W. Kilman, Jr. age 63	Trustee	January 2019

Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 – 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)

alpha-En Corporation, Director (2016 - 2019)
Clarence Otis, Jr. age 68	Trustee	March 2017	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke age 68	Trustee	May 2014	Private investor
Paula E. Smith(4) age 61	Nominee	N/A	PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)
Laurie J. Thomsen age 67	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Darrell A. Williams(4) age 65	Nominee	N/A

DuSable Group, LLC (financial advisory and consulting services), Founder & Managing Member (since June 2023), Loop Capital LLC (investment banking, brokerage and advisory services), Managing Partner (2018 – 2020) and Managing Director (2020 – March 2023)

(1) Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

(4) Ms. Smith and Mr. Williams have been nominated for election to the Board and, if elected, will serve as Trustees beginning January 1, 2025.

Unless otherwise noted, each current Trustee listed above served as a board member of 135 funds within the MFS Family of Funds (the “MFS Funds”) as of date hereof. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the Board’s process for identifying individuals for the pool from which Trustee candidates are ultimately selected and the considerations that led the Board to conclude that each individual serving as a Trustee of the Trusts or each proposed nominee should serve as a Trustee. As part of this process, the Board works with the Nomination and Compensation Committee, which recommends qualified Trustee candidates to the Board in the event that a position is vacated or created. Because the Trustees believe that a well-balanced and qualified board is an important component of a strong governance structure, the Board is committed to actively seeking individuals with diverse backgrounds, experience and perspectives, including women and underrepresented minority candidates, for the pool from which Trustee candidates are selected. The current Trustees joined the Board at different points in time since 2005. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills, experience, and perspectives on the Board.

In respect of each current Trustee and each nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each current Trustee’s and each nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. ("BlackRock"), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (the PCAOB). He has also served on the boards of BlackRock Finco UK, a privately-held company.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones is a member of the Governing Council of the Independent Directors Council, a

unit of the Investment Company Institute which serves the mutual fund director community. Mr. Jones is also a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office that makes and manages investments and oversees philanthropic activities. Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division's Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Michael W. Roberge

Mr. Roberge is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and is a member of the firm's Management Committee and Chairman of the MFS Board of Directors. As Chief Executive Officer, Mr. Roberge sets the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm. He has substantial executive and investment management experience, having worked for MFS for over 25 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Paula E. Smith

Ms. Smith has substantial senior executive, operational and auditing and accounting experience in the financial services industry.  Ms. Smith was an auditor at  PricewaterhouseCoopers LLP (“PwC”) for over 35 years where she was the lead engagement partner for a number of global financial services firms and served in various asset management industry, operational and human capital related leadership roles, including serving as UK Asset Management Leader. Prior to joining PwC, Ms. Smith worked in the mutual fund accounting department at State Street.  She is a former board member of Nicsa, an asset management trade association.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Darrell A. Williams

Mr. Williams has substantial executive and board experience in the financial services industry. Mr. Williams is founder and Managing Member of DuSable Group, LLC, where he provides financial advisory and consulting services to clients. Prior to that, he served in various roles, including as Managing Director, at Loop Capital LLC, a full-service investment bank, brokerage and advisory firm that provides investment services to institutional clients. Mr. Williams is a former board member of Amalgamated Bank of Chicago and Intrado Inc., where he chaired the company’s audit committee.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, officers, and the interests of certain persons appear under “Fund Information” below.

Required Vote

For each Trust, approval of this matter as to any nominee will require the affirmative vote of shares representing a plurality of the Trust’s voting power entitled to be cast at the Meeting that are present in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)(4)
AUDIT COMMITTEE	9

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.

			Buller*(3), Caroselli*, Jones*, and Otis, Jr.*(3)
COMPLIANCE COMMITTEE	5

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Goldfarb*, Kilman, Jr*, Roepke*, and Thomsen*
CONTRACTS REVIEW COMMITTEE	4

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
NOMINATION AND COMPENSATION COMMITTEE	2

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	4

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust's borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. The Committee is also responsible for oversight of the Fund’s derivatives risk management program. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)(4)
PRICING COMMITTEE	4

Oversees the determination of the value of the portfolio securities and other assets held by the Fund. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Fund's valuation policy and procedures approved by the Committee and adopted by the Board of Trustees. The Committee has designated MFS as the Fund's "valuation designee" whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available pursuant to MFS' fair valuation policy and procedures. MFS' fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS' fair valuation process and other pricing determinations made pursuant to the Fund’s valuation policy and procedures and MFS' fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee is also responsible for oversight of the Fund’s liquidity risk management program. The Committee exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Buller*, Goldfarb*, Kilman, Jr.*, and Thomsen*
SERVICES CONTRACTS COMMITTEE	4

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative, and insurance services, and makes recommendations to the full Board on these matters.

			Caroselli*, Jones*, Otis, Jr.*, and Roepke*

(1) Each Fund has a fiscal year end of December 31.

(2) Information about each committee member is set forth above. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

(3) Audit Committee Financial Expert.

(4) Ms. Smith and Mr. Williams do not currently serve as Trustees of the Board and are therefore not included in the table above. If elected, Ms. Smith and Mr. Williams will serve as Trustees beginning January 1, 2025.

* Independent Trustee

The Trustees generally hold at least six regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The Board of Trustees of each Trust held six meetings during the calendar year ended December 31, 2023. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

Shares of each Fund are sold exclusively to insurance company separate accounts. As of July 31, 2024, the current and proposed Trustees and officers of each Trust represented in this proxy statement as a group owned less than 1% of the outstanding shares of any class of any Fund. Except as set forth in the table below, as of July 31, 2024, no current or proposed Trustee or officer of any Fund beneficially owned shares of any class of any Fund.

Trustee	Fund	Aggregate Dollar Range of Equity Securities in the Fund*
John A. Caroselli	MFS International Intrinsic Value Portfolio	$10,001 - $50,000

_______________

*Mr. Caroselli is a contract owner of a variable contract issued by an insurance company that holds shares of the applicable Fund.

Under the terms of the Board’s policy, each independent Trustee is required to have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds. The table below shows the dollar range of equity securities beneficially owned by each Trustee nominee on an aggregate basis, in all MFS Funds overseen, or to be overseen, by the Trustee nominee as of July 31, 2024. The tables below show the dollar range of equity securities beneficially owned by each current Trustee and nominee in each Fund overseen or to be overseen by the Trustee as of July 31, 2024.

The following dollar ranges apply to the table below:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name and Position	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Trustee Nominee
Interested Trustee Nominee
Michael W. Roberge	D
Independent Trustee Nominees
Steven E. Buller	D
John A. Caroselli	D
Maureen R. Goldfarb	D
Peter D. Jones	D
John P. Kavanaugh	D
James W. Kilman, Jr.	D
Clarence Otis, Jr.	D
Maryanne L. Roepke	D
Paula E. Smith*	N
Laurie J. Thomsen	D
Darrell A. Williams*	N

* Ms. Smith and Mr. Williams have been nominated for election to the Board and, if elected, will serve as Trustees beginning January 1, 2025.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Secretary of the Trust. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Secretary is responsible for reviewing all properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Chair of the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The Secretary may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The tables below show (i) the cash compensation paid to the Trustees by each Fund for December 31, 2023, its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2023. The Funds pay the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses. Interested Trustee(s) receive no compensation from the Funds for their services as Trustee(s). Ms. Smith and Mr. Williams did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during calendar year 2023 and are therefore not included in the table below.

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Blended Research Core Equity Portfolio	Not Applicable	$927	$912	$910	$900	$1,045	$904	$899	$916	$909
MFS Blended Research Small Cap Equity Portfolio	Not Applicable	$393	$391	$390	$390	$404	$391	$390	$391	$390
MFS Conservative Allocation Portfolio	Not Applicable	$767	$756	$754	$747	$852	$750	$747	$759	$754
MFS Core Equity Portfolio	Not Applicable	$681	$672	$671	$665	$750	$668	$665	$674	$670
MFS Corporate Bond Portfolio	Not Applicable	$488	$483	$483	$480	$518	$482	$480	$485	$482
MFS Emerging Markets Equity Portfolio	Not Applicable	$336	$336	$335	$336	$336	$336	$336	$336	$335
MFS Global Equity Series	Not Applicable	$338	$338	$338	$338	$338	$338	$338	$338	$338
MFS Global Governments Portfolio	Not Applicable	$409	$406	$406	$405	$423	$406	$405	$407	$406
MFS Global Growth Portfolio	Not Applicable	$338	$337	$337	$337	$338	$338	$337	$338	$337
MFS Global Real Estate Portfolio	Not Applicable	$533	$528	$527	$524	$572	$526	$524	$529	$527
MFS Global Research Portfolio	Not Applicable	$383	$381	$381	$380	$392	$381	$380	$382	$380
MFS Global Tactical Allocation Portfolio	Not Applicable	$954	$938	$936	$925	$1,077	$929	$925	$942	$935
MFS Government Securities Portfolio	Not Applicable	$806	$794	$793	$784	$900	$788	$784	$797	$792
MFS Growth Allocation Portfolio	Not Applicable	$725	$715	$714	$708	$803	$710	$707	$718	$714
MFS Growth Series	Not Applicable	$3,260	$3,213	$3,213	$3,141	$3,860	$3,141	$3,141	$3,213	$3,213
MFS High Yield Portfolio	Not Applicable	$691	$682	$681	$675	$762	$677	$674	$684	$680
MFS Income Portfolio	Not Applicable	$336	$335	$335	$336	$336	$336	$336	$336	$335
MFS Inflation-Adjusted Bond Portfolio	Not Applicable	$565	$559	$558	$554	$610	$556	$554	$560	$558
MFS International Growth Portfolio	Not Applicable	$620	$613	$611	$607	$676	$609	$607	$614	$611
MFS International Intrinsic Value Portfolio	Not Applicable	$2,598	$2,544	$2,537	$2,497	$3,051	$2,510	$2,496	$2,556	$2,535
MFS Investors Trust Series	Not Applicable	$1,587	$1,567	$1,567	$1,536	$1,843	$1,536	$1,536	$1,567	$1,567
MFS Limited Maturity Portfolio	Not Applicable	$818	$806	$804	$796	$914	$799	$796	$809	$804
MFS Massachusetts Investors Growth Stock Portfolio	Not Applicable	$1,919	$1,881	$1,876	$1,848	$2,236	$1,858	$1,847	$1,890	$1,874
MFS Mid Cap Growth Series	Not Applicable	$828	$820	$820	$808	$929	$808	$808	$820	$820
MFS Mid Cap Value Portfolio	Not Applicable	$1,078	$1,060	$1,058	$1,044	$1,226	$1,049	$1,044	$1,064	$1,057
MFS Moderate Allocation Portfolio	Not Applicable	$2,026	$1,985	$1,980	$1,950	$2,363	$1,960	$1,949	$1,995	$1,978
MFS New Discovery Series	Not Applicable	$1,452	$1,434	$1,434	$1,406	$1,681	$1,406	$1,406	$1,434	$1,434
MFS New Discovery Value Portfolio	Not Applicable	$337	$336	$336	$337	$337	$337	$337	$337	$336
MFS Research International Portfolio	Not Applicable	$1,034	$1,017	$1,014	$1,002	$1,173	$1,007	$1,002	$1,020	$1,013
MFS Research Series	Not Applicable	$1,487	$1,468	$1,468	$1,440	$1,722	$1,440	$1,440	$1,468	$1,468
MFS Technology Portfolio	Not Applicable	$462	$459	$458	$456	$487	$458	$456	$460	$458
MFS Total Return Bond Series	Not Applicable	$2,909	$2,867	$2,867	$2,803	$3,435	$2,803	$2,803	$2,867	$2,867
MFS Total Return Series	Not Applicable	$4,003	$3,943	$3,943	$3,852	$4,753	$3,852	$3,852	$3,943	$3,943
MFS U.S. Government Money Market Portfolio	Not Applicable	$732	$722	$720	$713	$810	$716	$713	$724	$720
MFS Utilities Series	Not Applicable	$2,257	$2,226	$2,226	$2,178	$2,650	$2,178	$2,178	$2,226	$2,226
MFS Value Series	Not Applicable	$4,448	$4,381	$4,381	$4,279	$5,289	$4,279	$4,279	$4,381	$4,381
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

	Name and Position
	Interested Trustee	Independent Trustees
	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

Total Trustee Compensation Paid by Fund and Fund Complex[1]	Not Applicable	$461,500	$447,000	$447,000	$437,000	$536,000	$445,000	$445,000	$455,000	$447,000

[1]	For the calendar year 2023 for 134 funds that paid Trustee compensation.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm for each Fund is Deloitte & Touche LLP (“Deloitte”), and the fiscal year end for each Fund is December 31.

The Independent Registered Public Accounting Firm does not have a direct or material indirect interest in any Fund.

The Funds do not expect representatives of Deloitte to be present at the Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services ren- dered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Fund, for each Fund’s two most recent fiscal years, the fees billed by each Fund’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i) Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii) Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv) All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s Service Affiliates. During the periods indicated in the tables attached hereto as Schedule C, no services described above under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision by a Fund’s Independent Registered Public Accounting Firm of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund’s principal auditor.

Officers

The officers of the Trusts, as of September 1, 2024, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years (2)
William T. Allen(3) age 57	Deputy Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Brian Balasco(3) age 46	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane(3) age 50	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(3) age 48	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 57	Deputy Treasurer	April 2017	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo(3) age 56	President	July 2005	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 57	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld(3) age 51	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux(3) age 47	Chief Compliance Officer	March 2022

Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021); Senior Director Compliance (2021-2022); Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)

Amanda S. Mooradian(3) age 45	Assistant Secretary and Assistant Clerk	September 2018	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira(3) age 53	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips(3) age 53	Treasurer	September 2012	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 49	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson(3) age 42	Assistant Secretary and Assistant Clerk	October 2022	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

(1) Date first appointed to serve as Trustee/Officer of an MFS Fund. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.

(2) Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Each Fund’s officers held comparable positions with the 135 funds in the MFS Family of Funds, and with certain affiliates of MFS as of date hereof. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of July 31, 2024, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election, effective January 1, 2025, of Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) abstentions or (ii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. With respect to the series of MFS Variable Insurance Trust and MFS Variable Insurance Trust II, shares representing a majority of a Fund’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitute a quorum. With respect to the series of MFS Variable Insurance Trust III, shares representing one-third of a Fund’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitute a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on August 23, 2024, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their reasonable expenses incurred in providing proxy material to and obtaining voting instructions from contract owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the proxy materials.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or internet.

Submission of Proposals

Each Fund that is a series of MFS Variable Insurance Trust and MFS Variable Insurance Trust II is part of a Massachusetts business trust and each Fund that is a series of MFS Variable Insurance Trust III is a part of a Delaware trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

Each insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts (“contract owners”) having a voting interest in the separate accounts. All shares of each Fund held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received. As a result, it is possible that a small number of contract owners may determine the outcome of the vote.

In cases where a Fund (“top tier fund”) owns shares of another Fund (the “underlying fund”), MFS will mirror vote the shares of the underlying fund held by the top tier fund in the same proportion as the votes cast by the other shareholders of the underlying fund that are unaffiliated with the Funds.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

As part of our effort to maintain a safe and healthy environment at the Meeting, each Fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (www.cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time, and/or means of convening each Fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time, and/or means of convening a Fund’s meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

The expense of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of this Proxy Statement may be mailed to you if you hold multiple accounts within a Fund. If you need additional copies of this Proxy Statement, please contact Computershare at (866) 461-6875.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

September 17, 2024

MFS® VARIABLE INSURANCE TRUST

MFS® Global Equity Series MFS® Research Series

MFS® Growth Series MFS® Total Return Bond Series

MFS® Investors Trust Series MFS® Total Return Series

MFS® Mid Cap Growth Series MFS® Utilities Series

MFS® New Discovery Series MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II

MFS® Blended Research Core Equity Portfolio MFS® High Yield Portfolio

MFS® Core Equity Portfolio MFS® International Growth Portfolio

MFS® Corporate Bond Portfolio MFS® International Intrinsic Value Portfolio

MFS® Emerging Markets Equity Portfolio MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Global Governments Portfolio  MFS® Research International Portfolio

MFS® Global Growth Portfolio MFS® Income Portfolio

MFS® Global Research Portfolio MFS® Technology Portfolio

MFS® Global Tactical Allocation Portfolio MFS® U.S. Government Money Market Portfolio

MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III

MFS® Blended Research Small Cap Equity Portfolio MFS® Limited Maturity Portfolio

MFS® Conservative Allocation Portfolio MFS® Mid Cap Value Portfolio

MFS® Global Real Estate Portfolio  MFS® Moderate Allocation Portfolio

MFS® Growth Allocation Portfolio MFS® New Discovery Value Portfolio

MFS® Inflation-Adjusted Bond Portfolio

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter (Adopted as of July 20, 2004)

Revised July 17, 2024 (Appendix A and Appendix B)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of July 17, 2024)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Series Trust XVII

MFS Municipal Series Trust

MFS Active Exchange Traded Funds Trust

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of July 17, 2024)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable Trust:

(i) a statement in writing setting forth (A) the name, date of birth, nationality, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee will require that the recommendation conform to any requirements in the applicable Trust’s by-laws, and may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Independent Registered Public Accounting Firm Fees

Fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, in each of the two fiscal years set forth below for services rendered to each Fund are shown below.

December 31, 2023	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

MFS Blended Research Core Equity Portfolio	54,076	2,400	0	0
MFS Blended Research Small Cap Equity Portfolio	54,000	2,400	0	0
MFS Conservative Allocation Portfolio	36,864	2,400	0	0
MFS Core Equity Portfolio	56,617	2,400	0	0
MFS Corporate Bond Portfolio	72,815	2,400	0	0
MFS Emerging Markets Equity Portfolio	56,975	2,400	0	0
MFS Global Equity Series	55,676	2,400	0	0
MFS Global Governments Portfolio	70,232	2,400	0	0
MFS Global Growth Portfolio	69,521	2,400	0	0
MFS Global Real Estate Portfolio	55,143	2,400	0	0
MFS Global Research Portfolio	55,168	2,400	0	0
MFS Global Tactical Allocation Portfolio	76,168	2,400	0	0
MFS Government Securities Portfolio	64,736	2,400	0	0
MFS Growth Allocation Portfolio	36,864	2,400	0	0
MFS Growth Series	56,668	2,400	0	0
MFS High Yield Portfolio	83,993	2,400	0	0
MFS Income Portfolio	77,204	2,400	0	0
MFS Inflation-Adjusted Bond Portfolio	42,499	2,400	0	0
MFS International Growth Portfolio	56,975	2,400	0	0
MFS International Intrinsic Value Portfolio	58,063	2,400	0	0
MFS Investors Trust Series	55,676	2,400	0	0
MFS Limited Maturity Portfolio	67,524	2,400	0	0
MFS Massachusetts Investors Growth Stock Portfolio	56,491	2,400	0	0
MFS Mid Cap Growth Series	55,676	2,400	0	0
MFS Mid Cap Value Portfolio	55,641	2,400	0	0
MFS Moderate Allocation Portfolio	36,864	2,400	0	0
MFS New Discovery Series	55,676	2,400	0	0
MFS New Discovery Value Portfolio	54,000	2,400	0	0
MFS Research International Portfolio	54,076	2,400	0	0
MFS Research Series	56,793	2,400	0	0
MFS Technology Portfolio	54,202	2,400	0	0
MFS Total Return Bond Series	79,577	2,400	0	0
MFS Total Return Series	72,327	2,400	0	0
MFS U.S. Government Money Market Portfolio	33,524	2,400	0	0
MFS Utilities Series	55,802	2,400	0	0
MFS Value Series	56,668	2,400	0	0

December 31, 2022	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

MFS Blended Research Core Equity Portfolio	49,857	2,400	0	0
MFS Blended Research Small Cap Equity Portfolio	49,786	2,400	0	0
MFS Conservative Allocation Portfolio	33,949	2,400	0	0
MFS Core Equity Portfolio	52,205	2,400	0	0
MFS Corporate Bond Portfolio	72,815	2,400	0	0
MFS Emerging Markets Equity Portfolio	52,536	2,400	0	0
MFS Global Equity Series	51,335	2,400	0	0
MFS Global Governments Portfolio	70,232	2,400	0	0
MFS Global Growth Portfolio	64,131	2,400	0	0
MFS Global Real Estate Portfolio	50,843	2,400	0	0
MFS Global Research Portfolio	50,866	2,400	0	0
MFS Global Tactical Allocation Portfolio	70,274	2,400	0	0
MFS Government Securities Portfolio	59,709	2,400	0	0
MFS Growth Allocation Portfolio	33,949	2,400	0	0
MFS Growth Series	52,252	2,400	0	0
MFS High Yield Portfolio	77,506	2,400	0	0
MFS Income Portfolio	77,204	2,400	0	0
MFS Inflation-Adjusted Bond Portfolio	39,157	2,400	0	0
MFS International Growth Portfolio	52,536	2,400	0	0
MFS International Intrinsic Value Portfolio	53,541	2,400	0	0

MFS Investors Trust Series	51,335	2,400	0	0
MFS Limited Maturity Portfolio	62,285	2,400	0	0
MFS Massachusetts Investors Growth Stock Portfolio	52,089	2,400	0	0
MFS Mid Cap Growth Series	51,335	2,400	0	0
MFS Mid Cap Value Portfolio	51,303	2,400	0	0
MFS Moderate Allocation Portfolio	33,949	2,400	0	0
MFS New Discovery Series	51,335	2,400	0	0
MFS New Discovery Value Portfolio	49,786	2,400	0	0
MFS Research International Portfolio	49,857	2,400	0	0
MFS Research Series	52,368	2,400	0	0
MFS Technology Portfolio	49,973	2,400	0	0
MFS Total Return Bond Series	73,425	2,400	0	0
MFS Total Return Series	72,327	2,400	0	0
MFS U.S. Government Money Market Portfolio	30,862	2,400	0	0
MFS Utilities Series	51,452	2,400	0	0
MFS Value Series	52,252	2,400	0	0

Fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, in each of the two fiscal years set forth below for services provided to each Fund’s Service Affiliates that relate directly to such fund’s operations and financial reporting are shown below. Service Affiliates include each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds.

December 31, 2023	Audit-Related Fees#	Tax Fees#	All Other Fees#

Service Affiliates of MFS Blended Research Core Equity Portfolio	0	0	0
Service Affiliates of MFS Blended Research Small Cap Equity Portfolio	0	0	0
Service Affiliates of MFS Conservative Allocation Portfolio	0	0	0
Service Affiliates of MFS Core Equity Portfolio	0	0	0
Service Affiliates of MFS Corporate Bond Portfolio	0	0	0
Service Affiliates of MFS Emerging Markets Equity Portfolio	0	0	0
Service Affiliates of MFS Global Equity Series	0	0	0
Service Affiliates of MFS Global Governments Portfolio	0	0	0
Service Affiliates of MFS Global Growth Portfolio	0	0	0
Service Affiliates of MFS Global Real Estate Portfolio	0	0	0
Service Affiliates of MFS Global Research Portfolio	0	0	0
Service Affiliates of MFS Global Tactical Allocation Portfolio	0	0	0
Service Affiliates of MFS Government Securities Portfolio	0	0	0
Service Affiliates of MFS Growth Allocation Portfolio	0	0	0
Service Affiliates of MFS Growth Series	0	0	0
Service Affiliates of MFS High Yield Portfolio	0	0	0
Service Affiliates of MFS Income Portfolio	0	0	0
Service Affiliates of MFS Inflation-Adjusted Bond Portfolio	0	0	0
Service Affiliates of MFS International Growth Portfolio	0	0	0
Service Affiliates of MFS International Intrinsic Value Portfolio	0	0	0
Service Affiliates of MFS Investors Trust Series	0	0	0
Service Affiliates of MFS Limited Maturity Portfolio	0	0	0
Service Affiliates of MFS Massachusetts Investors Growth Stock Portfolio	0	0	0
Service Affiliates of MFS Mid Cap Growth Series	0	0	0
Service Affiliates of MFS Mid Cap Value Portfolio	0	0	0
Service Affiliates of MFS Moderate Allocation Portfolio	0	0	0
Service Affiliates of MFS New Discovery Series	0	0	0
Service Affiliates of MFS New Discovery Value Portfolio	0	0	0
Service Affiliates of MFS Research International Portfolio	0	0	0
Service Affiliates of MFS Research Series	0	0	0
Service Affiliates of MFS Technology Portfolio	0	0	0
Service Affiliates of MFS Total Return Bond Series	0	0	0
Service Affiliates of MFS Total Return Series	0	0	0
Service Affiliates of MFS U.S. Government Money Market Portfolio	0	0	0
Service Affiliates of MFS Utilities Series	0	0	0
Service Affiliates of MFS Value Series	0	0	0

December 31, 2022	Audit-Related Fees#	Tax Fees#	All Other Fees#

Service Affiliates of MFS Blended Research Core Equity Portfolio	0	0	5,390
Service Affiliates of MFS Blended Research Small Cap Equity Portfolio	0	0	5,390

Service Affiliates of MFS Conservative Allocation Portfolio	0	0	5,390
Service Affiliates of MFS Core Equity Portfolio	0	0	5,390
Service Affiliates of MFS Corporate Bond Portfolio	0	0	5,390
Service Affiliates of MFS Emerging Markets Equity Portfolio	0	0	5,390
Service Affiliates of MFS Global Equity Series	0	0	5,390
Service Affiliates of MFS Global Governments Portfolio	0	0	5,390
Service Affiliates of MFS Global Growth Portfolio	0	0	5,390
Service Affiliates of MFS Global Real Estate Portfolio	0	0	5,390
Service Affiliates of MFS Global Research Portfolio	0	0	5,390
Service Affiliates of MFS Global Tactical Allocation Portfolio	0	0	5,390
Service Affiliates of MFS Government Securities Portfolio	0	0	5,390
Service Affiliates of MFS Growth Allocation Portfolio	0	0	5,390
Service Affiliates of MFS Growth Series	0	0	5,390
Service Affiliates of MFS High Yield Portfolio	0	0	5,390
Service Affiliates of MFS Income Portfolio	0	0	5,390
Service Affiliates of MFS Inflation-Adjusted Bond Portfolio	0	0	5,390
Service Affiliates of MFS International Growth Portfolio	0	0	5,390
Service Affiliates of MFS International Intrinsic Value Portfolio	0	0	5,390
Service Affiliates of MFS Investors Trust Series	0	0	5,390
Service Affiliates of MFS Limited Maturity Portfolio	0	0	5,390
Service Affiliates of MFS Massachusetts Investors Growth Stock Portfolio	0	0	5,390
Service Affiliates of MFS Mid Cap Growth Series	0	0	5,390
Service Affiliates of MFS Mid Cap Value Portfolio	0	0	5,390
Service Affiliates of MFS Moderate Allocation Portfolio	0	0	5,390
Service Affiliates of MFS New Discovery Series	0	0	5,390
Service Affiliates of MFS New Discovery Value Portfolio	0	0	5,390
Service Affiliates of MFS Research International Portfolio	0	0	5,390
Service Affiliates of MFS Research Series	0	0	5,390
Service Affiliates of MFS Technology Portfolio	0	0	5,390
Service Affiliates of MFS Total Return Bond Series	0	0	5,390
Service Affiliates of MFS Total Return Series	0	0	5,390
Service Affiliates of MFS U.S. Government Money Market Portfolio	0	0	5,390
Service Affiliates of MFS Utilities Series	0	0	5,390
Service Affiliates of MFS Value Series	0	0	5,390

# This amount reflects the fees billed to Service Affiliates of each fund for non-audit services relating directly to the operations and financial reporting of the fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex)

Aggregate fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for each Fund’s two fiscal years set forth below for non-audit services rendered to each Fund and to each Fund’s Service Affiliates are shown below. Service Affiliates include MFS and various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund.

	2023	2022
Service Affiliates and Fund:
MFS Blended Research Core Equity Portfolio and its Service Affiliates	2,400	7,790
MFS Blended Research Small Cap Equity Portfolio and its Service Affiliates	2,400	7,790
MFS Conservative Allocation Portfolio and its Service Affiliates	2,400	7,790
MFS Core Equity Portfolio and its Service Affiliates	2,400	7,790
MFS Corporate Bond Portfolio and its Service Affiliates	2,400	7,790
MFS Emerging Markets Equity Portfolio and its Service Affiliates	2,400	7,790
MFS Global Equity Series and its Service Affiliates	2,400	7,790
MFS Global Governments Portfolio and its Service Affiliates	2,400	7,790
MFS Global Growth Portfolio and its Service Affiliates	2,400	7,790
MFS Global Real Estate Portfolio and its Service Affiliates	2,400	7,790
MFS Global Research Portfolio and its Service Affiliates	2,400	7,790
MFS Global Tactical Allocation Portfolio and its Service Affiliates	2,400	7,790
MFS Government Securities Portfolio and its Service Affiliates	2,400	7,790
MFS Growth Allocation Portfolio and its Service Affiliates	2,400	7,790
MFS Growth Series and its Service Affiliates	2,400	7,790
MFS High Yield Portfolio and its Service Affiliates	2,400	7,790
MFS Income Portfolio and its Service Affiliates	2,400	7,790
MFS Inflation-Adjusted Bond Portfolio and its Service Affiliates	2,400	7,790
MFS International Growth Portfolio and its Service Affiliates	2,400	7,790
MFS International Intrinsic Value Portfolio and its Service Affiliates	2,400	7,790
MFS Investors Trust Series and its Service Affiliates	2,400	7,790
MFS Limited Maturity Portfolio and its Service Affiliates	2,400	7,790
MFS Massachusetts Investors Growth Stock Portfolio and its Service Affiliates	2,400	7,790

	2023	2022
Service Affiliates and Fund:
MFS Mid Cap Growth Series and its Service Affiliates	2,400	7,790
MFS Mid Cap Value Portfolio and its Service Affiliates	2,400	7,790
MFS Moderate Allocation Portfolio and its Service Affiliates	2,400	7,790
MFS New Discovery Series and its Service Affiliates	2,400	7,790
MFS New Discovery Value Portfolio and its Service Affiliates	2,400	7,790
MFS Research International Portfolio and its Service Affiliates	2,400	7,790
MFS Research Series and its Service Affiliates	2,400	7,790
MFS Technology Portfolio and its Service Affiliates	2,400	7,790
MFS Total Return Bond Series and its Service Affiliates	2,400	7,790
MFS Total Return Series and its Service Affiliates	2,400	7,790
MFS U.S. Government Money Market Portfolio and its Service Affiliates	2,400	7,790
MFS Utilities Series and its Service Affiliates	2,400	7,790
MFS Value Series and its Service Affiliates	2,400	7,790

Schedule B

Interests of Certain Persons

As of July 31, 2024, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH CORE EQUITY PORTFOLIO INITIAL CLASS
	3,576,816.98	86.13	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS BLENDED RESEARCH CORE EQUITY PORTFOLIO SERVICE CLASS
	760,779.21	34.12	NATIONWIDE LIFE INSURANCE COMPANY NWPP P.O. BOX 182029 COLUMBUS OH 43218-2029
	653,564.38	29.31	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	386,394.56	17.33	GUARDIAN INSURANCE & ANNUITY CO INC S/AR B-2012 2BU INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNER'S WAY BETHLEHEM PA 18017-8993
MFS BLENDED RESEARCH SMALL CAP EQUITY PORTFOLIO INITIAL CLASS
	1,261,270.29	41.91	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	486,660.41	16.17	NFS LLC JP MORGAN CHASE BANK, N.A. FBO CGLIC - SAFEM - MFS BLENDED SM 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	286,914.37	9.53	DELAWARE LIFE INSURANCE COMPANY LARGE CASE PPVUL H 230 3RD AVENUE WALTHAM MA 02451-7553
	187,278.02	6.22	DELAWARE LIFE INSURANCE COMPANY LARGE CASE VUL G 230 3RD AVENUE WALTHAM MA 02451-7553
	167,098.33	5.55	MEMBERS LIFE INSURANCE COMPANY ATTN: VAR PRICING OPTIMIZATION 5910 MINERAL POINT RD MADISON WI 53705-4456
MFS BLENDED RESEARCH SMALL CAP EQUITY PORTFOLIO SERVICE CLASS
	3,907,655.56	72.32	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	318,703.45	5.90	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553
	296,507.69	5.49	NATIONWIDE LIFE INS CO (NWPP) PO BOX 182029 COLUMBUS OH 43218-2029
MFS CONSERVATIVE ALLOCATION PORTFOLIO INITIAL CLASS
	144,522.09	80.55	DELAWARE LIFE INSURANCE COMPANY SUN EXECUTIVE VUL -VARIABLE ACCT I 230 3RD AVENUE WALTHAM MA 02451-7553
	34,900.50	19.45	DELAWARE LIFE INSURANCE COMPANY VUL - VARIABLE ACCOUNT I 230 3RD AVENUE WALTHAM MA 02451-7553
MFS CONSERVATIVE ALLOCATION PORTFOLIO SERVICE CLASS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	25,290,076.78	93.94	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,458,867.31	5.42	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS CORE EQUITY PORTFOLIO INITIAL CLASS
	2,842,843.42	47.67	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,012,652.67	16.98	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	742,247.35	12.45	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	308,588.28	5.17	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
	305,079.15	5.12	UNITED OF OMAHA LIFE INSURANCE COMPANY SECURITY BENEFIT LIFE ATTN PRODUCT ACCOUNTING 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000
MFS CORE EQUITY PORTFOLIO SERVICE CLASS
	1,520,704.83	51.11	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,143,757.65	38.44	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
MFS CORPORATE BOND PORTFOLIO INITIAL CLASS
	2,887,743.86	76.46	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	742,421.59	19.66	DELAWARE LIFE INSURANCE COMPANY LARGE CASE VUL G 230 3RD AVENUE WALTHAM MA 02451-7553
MFS CORPORATE BOND PORTFOLIO SERVICE CLASS
	8,060,589.15	74.91	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	914,008.97	8.49	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	888,714.92	8.26	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS EMERGING MARKETS EQUITY PORTFOLIO INITIAL CLASS
	694,289.68	58.89	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	217,178.16	18.42	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	208,283.70	17.67	DELAWARE LIFE INSURANCE COMPANY LARGE CASE VUL G 230 3RD AVENUE WALTHAM MA 02451-7553
MFS EMERGING MARKETS EQUITY PORTFOLIO SERVICE CLASS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	764,858.25	49.52	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	376,134.50	24.35	MIDLAND NATIONAL LIFE INSURANCE COMPANY 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833
	209,761.62	13.58	DELAWARE LIFE INSURANCE COMPANY SUN EXECUTIVE VUL -VARIABLE ACCT I 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GLOBAL EQUITY SERIES INITIAL CLASS
	470,125.84	27.23	PARAGON LIFE INSUR 13045 TESSON FERRY RD # A2-10 SAINT LOUIS MO 63128-3407
	463,367.98	26.83	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	247,389.92	14.33	TRANSAMERICA LIFE INSURANCE COMPANY EM PRIVATE PLACEMENT 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001
	241,920.28	14.01	TIAA-CREF VA-1 OF TIAA-CREF LIFE INSURANCE COMPANY 8500 ANDREW CARNEGIE BLVD MAIL CODE - E3/N6 CHARLOTTE NC 28262-8500
	136,344.59	7.90	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
	105,043.58	6.08	TIAA-CREF VLI-1 OF TIAA-CREF LIFE INSURANCE COMPANY 730 3RD AVE NEW YORK NY 10017-3206
MFS GLOBAL EQUITY SERIES SERVICE CLASS
	365,797.45	71.94	PRINCIPAL LIFE INSURANCE COMPANY CUST. PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
	77,013.98	15.15	PRINCIPAL LIFE INSURANCE COMPANY CUST. PRINCIPAL INDIVIDUAL - EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
	42,666.12	8.39	PRINCIPAL NATIONAL LIFE INSURANCE COMPANY CUST. FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNTING 711 HIGH ST. DES MOINES IA 50392-0001
MFS GLOBAL GOVERNMENTS PORTFOLIO INITIAL CLASS
	5,610,573.27	55.13	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,497,748.85	24.54	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,392,926.15	13.69	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	641,239.33	6.30	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GLOBAL GOVERNMENTS PORTFOLIO SERVICE CLASS
	66,872.66	99.73	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GLOBAL GROWTH PORTFOLIO INITIAL CLASS
	1,305,550.04	89.13	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GLOBAL GROWTH PORTFOLIO SERVICE CLASS
	218,376.31	70.14	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	92,881.34	29.83	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GLOBAL REAL ESTATE PORTFOLIO INITIAL CLASS
	2,202,704.00	27.15	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,087,635.41	25.73	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	1,149,378.15	14.17	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	644,579.31	7.94	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	409,429.32	5.05	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS GLOBAL REAL ESTATE PORTFOLIO SERVICE CLASS
	2,186,365.69	55.26	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	728,719.27	18.42	NATIONWIDE LIFE INSURANCE COMPANY NWPP P.O. BOX 182029 COLUMBUS OH 43218-2029
	398,981.73	10.08	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
MFS GLOBAL RESEARCH PORTFOLIO INITIAL CLASS
	1,858,095.83	93.37	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	128,343.14	6.45	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS GLOBAL RESEARCH PORTFOLIO SERVICE CLASS
	94,197.56	53.46	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	80,485.10	45.68	DELAWARE LIFE INSURANCE COMPANY CORPORATE/FUTURITY VUL-VARI ACCT G 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GLOBAL TACTICAL ALLOCATION PORTFOLIO INITIAL CLASS
	1,759,203.12	85.26	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	200,068.03	9.70	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
MFS GLOBAL TACTICAL ALLOCATION PORTFOLIO SERVICE CLASS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	22,372,493.41	92.56	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,409,134.44	5.83	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS GOVERNMENT SECURITIES PORTFOLIO INITIAL CLASS
	8,120,213.19	48.60	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	4,870,171.27	29.15	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	2,261,440.14	13.54	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS GOVERNMENT SECURITIES PORTFOLIO SERVICE CLASS
	9,041,374.43	90.46	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	755,104.94	7.56	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS GROWTH ALLOCATION PORTFOLIO INITIAL CLASS
	206,575.11	65.60	DELAWARE LIFE INSURANCE COMPANY VUL - VARIABLE ACCOUNT I 230 3RD AVENUE WALTHAM MA 02451-7553
	53,172.30	16.89	DELAWARE LIFE INSURANCE COMPANY SUN EXECUTIVE VUL -VARIABLE ACCT I 230 3RD AVENUE WALTHAM MA 02451-7553
	35,819.07	11.37	AXCELUS FINANCIAL LIFE INSURANCE COMPANY S 1650 MARKET STREET 8TH FL PHILADELPHIA PA 19103-7323
	19,338.44	6.14	DELAWARE LIFE INSURANCE COMPANY SEPARATE ACCT R VARIABLE ACCT S 230 3RD AVENUE WALTHAM MA 02451-7553
MFS GROWTH ALLOCATION PORTFOLIO SERVICE CLASS
	22,769,370.95	80.65	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	3,400,845.26	12.05	AMERICAN GENERAL LIFE INSURANCE COMPANY SUNAMERICA A 2727-A ALLEN PARKWAY 3RD FL HOUSTON TX 77019-2107
	1,693,150.54	6.00	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS GROWTH SERIES INITIAL CLASS
	5,448,430.56	26.06	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	2,059,904.93	9.85	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,472,056.39	7.04	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	1,468,476.39	7.02	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			HARTFORD CT 06102-5051
	1,175,845.73	5.62	TRANSAMERICA LIFE INS CO MERRILL LYNCH LIFE VARIABLE ANNUITY A 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001
MFS GROWTH SERIES SERVICE CLASS
	3,948,238.14	50.05	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	669,304.00	8.48	PROTECTIVE VARIABLE ANNUITY 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2479
	590,459.73	7.48	PRINCIPAL LIFE INSURANCE COMPANY CUST. PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
	526,518.79	6.67	NATIONWIDE LIFE INS CO (NWPP) PO BOX 182029 COLUMBUS OH 43218-2029
MFS HIGH YIELD PORTFOLIO INITIAL CLASS
	9,193,637.02	22.64	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	8,321,694.89	20.49	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	7,876,384.45	19.40	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	3,559,507.05	8.77	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
	2,846,539.91	7.01	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,559,541.05	6.30	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,519,108.37	6.20	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS HIGH YIELD PORTFOLIO SERVICE CLASS
	4,189,137.89	82.12	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	449,701.94	8.82	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS INCOME PORTFOLIO INITIAL CLASS
	2,014,692.06	63.44	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	331,645.50	10.44	AMERITAS LIFE INSURANCE COMPANYRP AMERITAS VARIABLE SEPARATE VA2 ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234
	196,757.44	6.20	AMERITAS LIFE INSURANCE COMPANYRP AMERITAS VARIABLE SEPARATE ACCT V ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234
MFS INCOME PORTFOLIO SERVICE CLASS
	563,043.45	65.54	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	257,654.82	29.99	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INFLATION-ADJUSTED BOND PORTFOLIO INITIAL CLASS
	5,694,008.67	52.93	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,203,547.65	29.78	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,764,867.69	16.40	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS INFLATION-ADJUSTED BOND PORTFOLIO SERVICE CLASS
	8,898,813.29	92.79	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	633,011.85	6.60	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS INTERNATIONAL GROWTH PORTFOLIO INITIAL CLASS
	1,804,566.24	22.11	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,640,957.21	20.11	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	932,713.33	11.43	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	723,859.85	8.87	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	594,755.53	7.29	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G P.O. BOX 182029 COLUMBUS OH 43218-2029
	545,567.35	6.69	SYMETRA LIFE INSURANCE COMPANY VARIABLE LIFE PRODUCT 777 108TH AVE NE BELLEVUE WA 98004-5135
	446,920.75	5.48	GREAT-WEST LIFE & ANNUITY COLI VUL 7 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002
MFS INTERNATIONAL GROWTH PORTFOLIO SERVICE CLASS
	3,905,957.39	43.36	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	1,936,168.16	21.49	NATIONWIDE INSURANCE COMPANY NWPP PO BOX 182029 COLUMBUS OH 43218-2029
	663,563.54	7.37	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	533,170.44	5.92	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO INITIAL CLASS
	2,172,615.48	23.87	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,493,456.89	16.41	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	981,008.54	10.78	GREAT-WEST LIFE & ANNUITY COLI VUL 7 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002
	884,692.30	9.72	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	846,331.30	9.30	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	496,877.08	5.46	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N SAINT PAUL MN 55101-2037
	457,864.97	5.03	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO SERVICE CLASS
	8,644,897.07	24.61	NATIONWIDE LIFE INS CO (NWVAII) PO BOX 182029 COLUMBUS OH 43218-2029
	7,397,718.57	21.06	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	6,177,977.75	17.58	NATIONWIDE LIFE INS CO (NWPP) PO BOX 182029 COLUMBUS OH 43218-2029
	2,770,726.56	7.89	NATIONWIDE LIFE INS CO (NWVLI4) PO BOX 182029 COLUMBUS OH 43218-2029
MFS INVESTORS TRUST SERIES INITIAL CLASS
	2,490,103.51	26.02	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	1,679,675.06	17.55	MAC & CO 825939 AGGRESSIVE MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,076,619.39	11.25	MAC & CO 825938 MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	888,599.24	9.29	MAC & CO 825919 MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	751,039.88	7.85	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
	658,298.05	6.88	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
MFS INVESTORS TRUST SERIES SERVICE CLASS
	7,775,448.73	74.63	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	988,480.12	9.49	PROTECTIVE VARIABLE ANNUITY 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2479
	600,413.80	5.76	AXA EQUITABLE LIFE INSURANCE COMPANY AR 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302
MFS LIMITED MATURITY PORTFOLIO INITIAL CLASS
	12,226,030.42	58.15	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	2,851,272.06	13.56	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,791,460.09	13.28	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,510,981.90	7.19	DELAWARE LIFE INSURANCE COMPANY LARGE CASE VUL G 230 3RD AVENUE WALTHAM MA 02451-7553
MFS LIMITED MATURITY PORTFOLIO SERVICE CLASS
	6,994,117.22	88.32	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	468,143.79	5.91	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	405,021.70	5.11	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO INITIAL CLASS
	17,210,655.45	74.40	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,269,012.07	5.49	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
MFS MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO SERVICE CLASS
	5,009,168.32	29.03	IDS LIFE INSURANCE COMPANY RAVA-1MG-AMERICAN EXPRESS 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001
	2,837,837.56	16.45	SEPARATE ACC A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307
	2,040,793.76	11.83	AXA EQUITABLE LIFE INSURANCE COMPANY AR 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302
	1,241,069.08	7.19	PROTECTIVE VARIABLE ANNUITY 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2479
	1,169,063.32	6.78	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	916,321.05	5.31	AUGUSTAR LIFE INSURANCE COMPANY S 1 FINANCIAL WAY CINCINNATI OH 45242-5800
MFS MID CAP GROWTH SERIES INITIAL CLASS
	7,193,075.10	29.82	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	4,185,725.74	17.35	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
	2,862,763.60	11.87	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,947,525.98	8.07	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,582,120.10	6.56	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,389,350.95	5.76	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
MFS MID CAP GROWTH SERIES SERVICE CLASS
	6,437,315.23	40.95	AUGUSTAR LIFE INSURANCE COMPANY S 1 FINANCIAL WAY

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			CINCINNATI OH 45242-5800
	2,842,778.47	18.09	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,187,107.80	7.55	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	1,135,278.00	7.22	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N SAINT PAUL MN 55101-2037
	922,387.30	5.87	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	829,022.25	5.27	NATIONWIDE LIFE INSURANCE COMPANY NWPP P.O. BOX 182029 COLUMBUS OH 43218-2029
MFS MID CAP VALUE PORTFOLIO INITIAL CLASS
	6,194,764.96	24.21	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,068,118.68	11.99	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	2,491,101.04	9.74	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,822,752.57	7.12	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,811,462.35	7.08	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON STFORT WAYNE IN 46802-3506
	1,656,883.58	6.48	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,346,499.37	5.26	PRUDENTIAL TOLI ALABAMA POWER 290 W MOUNT PLEASANT AVE LIVINGSTON NJ 07039-2761
MFS MID CAP VALUE PORTFOLIO SERVICE CLASS
	9,907,518.67	41.70	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	5,310,440.81	22.35	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	1,413,922.92	5.95	NATIONWIDE LIFE INSURANCE COMPANY NWPP P.O. BOX 182029 COLUMBUS OH 43218-2029
	1,354,313.04	5.70	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,254,219.99	5.28	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
	1,245,884.35	5.24	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 P.O. BOX 182029 COLUMBUS OH 43218-2029
MFS MODERATE ALLOCATION PORTFOLIO INITIAL CLASS
	266,387.70	49.61	DELAWARE LIFE INSURANCE COMPANY VUL - VARIABLE ACCOUNT I 230 3RD AVENUE WALTHAM MA 02451-7553
	118,210.44	22.01	DELAWARE LIFE INSURANCE COMPANY OF NY SMALL COLI - VARIABLE ACCOUNT D 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
	111,068.91	20.68	DELAWARE LIFE INSURANCE COMPANY SUN EXECUTIVE VUL -VARIABLE ACCT I 230 3RD AVENUE WALTHAM MA 02451-7553

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	40,172.55	7.48	DELAWARE LIFE INSURANCE COMPANY SEPARATE ACCT R VARIABLE ACCT S 230 3RD AVENUE WALTHAM MA 02451-7553
MFS MODERATE ALLOCATION PORTFOLIO SERVICE CLASS
	75,790,831.67	91.46	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	6,327,135.69	7.64	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS NEW DISCOVERY SERIES INITIAL CLASS
	4,766,161.84	21.50	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	2,454,312.49	11.07	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,975,559.07	8.91	GREAT WEST LIFE 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002
	1,523,121.33	6.87	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
MFS NEW DISCOVERY SERIES SERVICE CLASS
	9,260,753.08	23.86	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	5,328,807.50	13.73	IDS LIFE INSURANCE COMPANY RAVA-1MD-AMERICAN EXPRESS 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001
	4,130,137.81	10.64	PROTECTIVE VARIABLE ANNUITY 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2479
	2,631,994.66	6.78	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	2,321,522.93	5.98	PACIFIC SELECT EXEC SEPARATE ACCT OF PACIFIC LIFE 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307
	2,420,308.37	6.24	TRANSAMERICA LIFE INSURANCE COMPANY VA B 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001
	2,175,755.08	5.61	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
MFS NEW DISCOVERY VALUE PORTFOLIO INITIAL CLASS
	1,689,242.37	41.53	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 1200 CROWN COLONY DR QUINCY MA 02169-0938
	711,786.00	17.50	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	423,989.79	10.42	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	377,672.58	9.29	DELAWARE LIFE INSURANCE COMPANY SEPARATE ACCT R VARIABLE ACCT S 230 3RD AVENUE WALTHAM MA 02451-7553
	312,365.50	7.68	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	211,603.84	5.20	PRINCIPAL NATIONAL LIFE INSURANCE COMPANY CUST. FBO PRIVATE PLACEMENT VUL ATTN INDIVIDUAL ACCOUNTING 711 HIGH ST. DES MOINES IA 50392-0001

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	204,155.14	5.02	TRANSAMERICA LIFE INSURANCE COMPANY EM PRIVATE PLACEMENT 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001
MFS NEW DISCOVERY VALUE PORTFOLIO SERVICE CLASS
	892,392.24	46.50	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	277,032.19	14.44	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553
	255,602.26	13.32	PRINCIPAL LIFE INSURANCE COMPANY CUST. PRINCIPAL EXECUTIVE VARIABLE UN IVERSAL LIFE II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST # 750-07A24 DES MOINES IA 50392-9992
	217,210.01	11.32	PRINCIPAL NATIONAL LIFE INSURANCE COMPANY CUST. FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNTING 711 HIGH ST. DES MOINES IA 50392-0001
MFS RESEARCH INTERNATIONAL PORTFOLIO INITIAL CLASS
	7,825,093.14	40.59	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	4,217,230.76	21.88	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,634,664.12	8.48	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,255,226.88	6.51	AMERITAS LIFE INSURANCE COMPANY RP AMERITAS VARIABLE SEPARATE VA2 ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234
MFS RESEARCH INTERNATIONAL PORTFOLIO SERVICE CLASS
	1,711,137.12	23.94	NATIONWIDE LIFE INSURANCE COMPANY NWVAII P.O. BOX 182029 COLUMBUS OH 43218-2029
	1,494,266.04	20.90	SECURITY BENEFIT LIFE INSURANCE COMPANY SBL VARIFLEX Q NAVISYS ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000
	1,471,168.84	20.58	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	418,431.82	5.85	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	390,900.74	5.47	SECURITY BENEFIT LIFE INSURANCE COMPANY UNBUNDLED C/O VARIABLE ANNUITY DEPT ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000
	363,953.59	5.09	NATIONWIDE LIFE INS CO (NWVLI4) PO BOX 182029 COLUMBUS OH 43218-2029
MFS RESEARCH SERIES INITIAL CLASS
	1,930,443.31	15.59	MAC & CO 825939 AGGRESSIVE MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,914,387.28	15.46	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,031,137.34	8.33	MAC & CO 825938 MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	817,033.45	6.60	MAC & CO 825919 MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			15219-2502
	756,340.56	6.11	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS RESEARCH SERIES SERVICE CLASS
	6,111,723.76	68.01	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	2,475,192.15	27.54	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS TECHNOLOGY PORTFOLIO INITIAL CLASS
	554,654.17	71.48	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	89,051.36	11.48	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	57,808.91	7.45	AXCELUS FINANCIAL LIFE INSURANCE COMPANY S 1650 MARKET STREET 8TH FL PHILADELPHIA PA 19103-7323
	49,276.66	6.35	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
MFS TECHNOLOGY PORTFOLIO SERVICE CLASS
	1,437,867.14	36.62	THRIVENT VARIABLE ANNUITY 1 DBA THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1604
	585,807.99	14.92	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	364,050.57	9.27	MIDLAND NATIONAL LIFE INSURANCE COMPANY 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833
	362,896.48	9.24	GUARDIAN INSURANCE & ANNUITY CO INC S/A R B SHARE 2012 2BF INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNER'S WAY BETHLEHEM PA 18017-8993
	271,211.45	6.91	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	207,884.50	5.29	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553
MFS TOTAL RETURN BOND SERIES INITIAL CLASS
	20,278,658.41	31.22	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	10,555,984.20	16.25	GREAT WEST LIFE & ANNUITY INSURANCE COMPANY 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002
	9,091,314.11	14.00	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	8,622,288.10	13.27	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	3,429,118.55	5.28	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS TOTAL RETURN BOND SERIES SERVICE CLASS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	24,211,559.26	37.24	PROTECTIVE VARIABLE ANNUITY PO BOX 2606 BIRMINGHAM AL 35202-2606
	23,591,582.83	36.42	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	5,829,755.15	8.97	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
MFS TOTAL RETURN SERIES INITIAL CLASS
	12,071,632.95	29.86	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	11,230,216.02	27.78	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	7,203,952.21	17.82	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON STFORT WAYNE IN 46802-3506
	3,406,055.35	8.42	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051
MFS TOTAL RETURN SERIES SERVICE CLASS
	18,345,775.32	37.38	SEPARATE ACC A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307
	7,930,602.73	16.16	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	5,481,515.94	11.17	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON STFORT WAYNE IN 46802-3506
	4,856,365.79	9.89	AUGUSTAR LIFE INSURANCE COMPANY S 1 FINANCIAL WAY CINCINNATI OH 45242-5800
MFS U.S. GOVERNMENT MONEY MARKET PORTFOLIO INITIAL CLASS
	109,016,170.60	62.76	DELAWARE LIFE INSURANCE COMPANY CORPORATE/FUTURITY VUL-VARI ACCT G 230 3RD AVENUE WALTHAM MA 02451-7553
	40,427,490.76	23.28	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	13,200,551.07	7.60	DELAWARE LIFE INSURANCE COMPANY FD GROUP 90 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS U.S. GOVERNMENT MONEY MARKET PORTFOLIO SERVICE CLASS
	90,891,253.90	91.30	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	5,429,717.36	5.45	DELAWARE LIFE INSURANCE COMPANY OF NY GROUP 60 - VARIABLE ACCOUNT C 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360
MFS UTILITIES SERIES INITIAL CLASS
	7,181,130.37	48.45	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	1,907,827.70	12.87	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	1,736,194.42	11.71	PRUCO LIFE INSURANCE COMPANY ATTN SEPARATE ACCTS TRADE CONFIRM 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS UTILITIES SERIES SERVICE CLASS
	5,215,297.79	29.71	LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LIFE MUT FD ADMN AREA MS 5C-00 1300 S CLINTON ST FORT WAYNE IN 46802-3506
	4,421,431.89	25.18	IDS LIFE INSURANCE COMPANY RAVA SELECT 4UT 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001
	1,673,771.23	9.53	SEPARATE ACC A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307
	926,895.51	5.28	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
MFS VALUE SERIES INITIAL CLASS
	16,421,346.89	29.22	PRUDENTIAL TOLI ALABAMA POWER 290 W MOUNT PLEASANT AVE LIVINGSTON NJ 07039-2761
	6,954,409.13	12.37	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553
	6,361,855.66	11.32	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
	5,527,155.57	9.83	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ATTN ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804
	3,669,483.13	6.53	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEP ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	3,685,559.73	6.56	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION PORTFOLIO 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS VALUE SERIES SERVICE CLASS
	16,138,284.54	30.29	NATIONWIDE LIFE INS CO (NWVAII) PO BOX 182029 COLUMBUS OH 43218-2029
	6,145,632.48	11.53	PROTECTIVE VARIABLE ANNUITY PO BOX 2606 BIRMINGHAM AL 35202-2606
	5,115,663.43	9.60	NATIONWIDE LIFE INS CO (NWPP) PO BOX 182029 COLUMBUS OH 43218-2029
	4,149,922.91	7.79	NATIONWIDE LIFE INS CO (NWVLI4) PO BOX 182029 COLUMBUS OH 43218-2029
	3,370,603.07	6.33	SEPARATE ACC A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307
	3,345,586.41	6.28	DELAWARE LIFE INSURANCE COMPANY FD GROUP 50 - VARIABLE ACCOUNT F 230 3RD AVENUE WALTHAM MA 02451-7553

PO Box 43131 Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on November 14, 2024)
Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing

PROXY

MFS® VARIABLE INSURANCE TRUST, MFS® VARIABLE INSURANCE TRUST II
AND MFS® VARIABLE INSURANCE TRUST III
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024

This proxy is solicited on behalf of the Board of Trustees of each Trust.

The signer of this proxy card hereby appoints Christopher R. Bohane, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund(s) listed on the reverse side (each a series of the “Trusts“), to be held on Thursday, November 14, 2024 at 10:30 a.m., Eastern Time, and at any adjournments all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only a Fund’s shareholders of record on August 23, 2024 will be entitled to vote at that Fund’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

MFS_34067_080924

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on November 14, 2024.
The Proxy Statement is available at https://www.proxy-direct.com/mfs-34067

FUNDS
[Fund Name Drop-In]

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE “FOR” THE PROPOSAL

1.  To elect, effective as of January 1, 2025, twelve nominees as Trustees of each of the Trusts of which the Funds are series.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. Peter D. Jones
05. John P. Kavanaugh	06. James W. Kilman, Jr.	07. Clarence Otis, Jr.	08. Michael W. Roberge
09. Maryanne L. Roepke	10. Paula E. Smith	11. Laurie J. Thomsen	12. Darrell A. Williams

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

________________________________________________________________________________________

2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	MFS1 34067	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on November 14, 2024)
Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing

VOTING INSTRUCTION CARD

MFS® VARIABLE INSURANCE TRUST, MFS® VARIABLE INSURANCE TRUST II
AND MFS® VARIABLE INSURANCE TRUST III
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Insurance Company”) to vote and act with respect to all shares of the Fund(s) listed on the reverse side (each a series of the “Trusts“) that are attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern Time, on Thursday, November 14, 2024, and any postponement or adjournment thereof. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund(s) attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-298-8476

MFS_34067_080924_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on November 14, 2024.
The Proxy Statement is available at https://www.proxy-direct.com/mfs-34067

FUNDS
[Fund Name Drop-In]

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE “FOR” THE PROPOSAL

1.  To elect, effective as of January 1, 2025, twelve nominees as Trustees of each of the Trusts of which the Funds are series.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. Peter D. Jones
05. John P. Kavanaugh	06. James W. Kilman, Jr.	07. Clarence Otis, Jr.	08. Michael W. Roberge
09. Maryanne L. Roepke	10. Paula E. Smith	11. Laurie J. Thomsen	12. Darrell A. Williams

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

________________________________________________________________________________________

2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS2 34067	xxxxxxxx